PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              STANHOME INC.
                              MARCH 31, 1997

The following historical condensed consolidated balance sheet of Stanhome Inc. as of March 31, 1997 was from the March 31, 1997 Form 10-Q. The pro forma condensed consolidated balance sheet reflects the sale of Hamilton Direct Response. The pro forma condensed consolidated balance sheet has been prepared assuming the transaction was consummated at the balance sheet date and includes adjustments which give effect to events that are attributable to the transaction whether they have a continuing or non recurring impact.



                                   STANHOME INC.
                   PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   MARCH 31, 1997
                                   (In Thousands)

                                                                          Pro Forma
                                                                         Adjustments
                                                   Stanhome Inc.          Increase
                                                    Historical           (Decrease)            Pro Forma
                                                   -------------         -----------           ---------
ASSETS

CURRENT ASSETS:
  Cash and certificates of deposit                  $ 13,439              $ 44,541 (a)          $ 57,980
  Notes and accounts receivable, net                 110,405                     -               110,405
  Inventories                                         84,361                     -                84,361
  Prepaid expenses                                     4,862                     -                 4,862
                                                    --------              --------              --------
     Total current assets                            213,067                44,541               257,608
                                                    --------              --------              --------

PROPERTY, PLANT AND EQUIPMENT, at cost                79,367                     -                79,367
  Less - Accumulated depreciation and
         amortization                                 43,242                     -                43,242
                                                    --------              --------              --------
                                                      36,125                     -                36,125
                                                    --------              --------              --------
OTHER ASSETS:
    Goodwill and other intangibles, net               95,343                     -                95,343
    Other                                             13,091                 3,800 (b)            16,891
                                                    --------              --------              --------
                                                     108,434                 3,800               112,234
                                                    --------              --------              --------
NET RECEIVABLES FROM (PAYABLES TO)
  DISCONTINUED OPERATIONS                             31,175             (  36,864)(c)         (   5,689)
                                                    --------              --------              --------
NET ASSETS OF DISCONTINUED OPERATIONS                 38,127             (  11,477)(d)            26,650
                                                    --------              --------              --------
                                                    $426,928              $      -              $426,928
                                                    ========              ========              ========

See Notes to Pro Forma Condensed Consolidated Information.



                                   STANHOME INC.
                   PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  MARCH 31, 1997
                                  (In Thousands)

                                                                              Pro Forma
                                                                             Adjustments
                                                      Stanhome Inc.           Increase
                                                       Historical            (Decrease)           Pro Forma
                                                      -------------          -----------          ----------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Notes and loans payable                              $ 87,597               $      -             $ 87,597

  Accounts payable                                       26,701                      -               26,701

  Federal, state and foreign taxes
    on income                                            18,393                      -               18,393

  Accrued expenses--
    Royalties                                             6,915                      -                6,915
    Vacation, sick and
      postretirement benefits                             4,147                      -                4,147
    Pensions and profit sharing                           3,957                      -                3,957
    Payroll and commissions                               2,608                      -                2,608
    Other                                                25,292                      -               25,292
                                                       --------               --------             --------
     Total current liabilities                          175,610                      -              175,610
                                                       --------               --------             --------
LONG-TERM LIABILITIES:
  Postretirement benefits                                14,666                      -               14,666
                                                       --------               --------             --------
     Total long-term liabilities                         14,666                      -               14,666
                                                       --------               --------             --------
SHAREHOLDERS' EQUITY:
  Common stock                                            3,154                      -                3,154

  Capital in excess of par value                         45,007                      -               45,007

  Retained earnings                                     367,032                      -              367,032

  Cumulative translation adjustments                  (  26,697)                     -            (  26,697)
                                                       --------               --------             --------
                                                        388,496                      -              388,496
  Less - Shares held in treasury, at cost               151,844                      -              151,844
                                                       --------               --------             --------
     Total shareholders' equity                         236,652                      -              236,652
                                                       --------               --------             --------
                                                       $426,928               $      -             $426,928
                                                       ========               ========             ========

See Notes to Pro Forma Condensed Consolidated Information.



           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                              STANHOME INC.
                FOR THE THREE MONTHS ENDED MARCH 31, 1997

The following historical condensed consolidated statement of income of Stanhome Inc. for the three months ended March 31, 1997 was from the March 31, 1997 Form 10-Q. The pro forma condensed consolidated statement of income reflects the removal of Hamilton Direct Response from the income of discontinued operations, net of taxes. The pro forma adjustments have been computed assuming the transaction was consummated at the beginning of the three month period and include adjustments which give effect to events that are attributable to the transaction and that are expected to have a continuing impact.




                                 STANHOME INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                FOR THE THREE MONTHS ENDED MARCH 31, 1997
                 (In thousands, except per share amounts)

                                                                                 Pro Forma
                                                                                Adjustments
                                                          Stanhome Inc.          Increase
                                                           Historical           (Decrease)           Pro Forma
                                                          -------------         -----------          ---------
NET SALES                                                  $102,060              $      -             $102,060

COST OF SALES                                                52,633                     -               52,633
                                                           --------              --------             --------
GROSS PROFIT                                                 49,427                     -               49,427

SELLING, DISTRIBUTION, GENERAL
  AND ADMINISTRATIVE EXPENSES                                43,225                     -               43,225
                                                           --------              --------             --------
OPERATING PROFIT                                              6,202                     -                6,202
  Interest expense                                        (   1,886)                    -            (   1,886)
  Other expense, net                                      (     399)                    -            (     399)
                                                           --------              --------             --------
INCOME BEFORE INCOME TAXES
  FROM CONTINUING OPERATIONS                                  3,917                     -                3,917

  Income taxes                                                1,724                     -                1,724
                                                           --------              --------             --------
INCOME OF CONTINUING OPERATIONS,
  NET OF TAXES                                                2,193                     -                2,193

INCOME OF DISCONTINUED OPERATIONS,
  NET OF TAXES                                                1,048                 1,163(e)             2,211

NET LOSS ON SALE OF DIRECT RESPONSE                       (  35,000)                    -            (  35,000)
                                                           --------              --------             --------
NET INCOME (LOSS)                                         ($ 31,759)             $  1,163            ($ 30,596)
                                                           ========              ========             ========
EARNINGS (LOSS) PER COMMON SHARE
 (Primary and fully diluted):
   CONTINUING OPERATIONS                                      $ .12                                      $ .12
   DISCONTINUED OPERATIONS                                      .06                                        .12
   SALE OF DIRECT RESPONSE                                   ( 1.95)                                    ( 1.95)
                                                              -----                                      -----
   TOTAL EARNINGS (LOSS) PER
     COMMON SHARE                                            ($1.77)                                    ($1.71)
                                                              =====                                      =====

AVERAGE SHARES FULLY DILUTED                                 17,926                                     17,926

See Notes to Pro Forma Condensed Consolidated Information.

           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                              STANHOME INC.
                   FOR THE YEAR ENDED DECEMBER 31, 1996

The Company's historical statement of income for the year ended December 31, 1996 has been reclassified to present two business segments (Hamilton Direct Response and Direct Selling) as discontinued operations. The pro forma condensed consolidated statement of income reflects the removal of Hamilton Direct Response from the income of discontinued operations, net of taxes. The pro forma adjustments have been computed assuming the transaction was consummated at the beginning of the year and include adjustments which give effect to events that are attributable to the transaction and that are expected to have a continuing impact. This statement should be read in conjunction with the historical consolidated financial statements of Stanhome Inc. included in its December 31, 1996 Form 10-K and the historical condensed consolidated financial statements of Stanhome Inc. included in its March 31, 1997 Form 10-Q.



                                                              STANHOME INC.
                                           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                                   FOR THE YEAR ENDED DECEMBER 31, 1996
                                                 (In thousands, except per share amounts)

                                                                                                    Pro Forma
                                                                                  Stanhome Inc.    Adjustments
                                                Stanhome Inc.      Reclassi-       Historical       Increase
                                                 Historical        fications      Reclassified     (Decrease)     Pro Forma
                                                -------------      ---------      -------------    -----------    ---------
NET SALES                                        $844,992          ($329,544)      $515,448         $      -       $515,448
COST OF SALES                                     370,178          (  97,998)       272,180                -        272,180
                                                 --------           --------       --------         --------       --------
GROSS PROFIT                                      474,814          ( 231,546)       243,268                -        243,268
SELLING, DISTRIBUTION, GENERAL AND
  ADMINISTRATIVE EXPENSES                         393,349          ( 219,793)       173,556                -        173,556
                                                 --------           --------       --------         --------       --------
OPERATING PROFIT                                   81,465          (  11,753)        69,712                -         69,712
  Interest expense                              (   8,684)               488      (   8,196)               -      (   8,196)
  Other expense, net                            (   3,502)               228      (   3,274)               -      (   3,274)
                                                 --------           --------       --------         --------       --------
INCOME BEFORE INCOME TAXES FROM
 CONTINUING OPERATIONS                             69,279          (  11,037)        58,242                -         58,242
  Income taxes                                     30,842          (   5,216)        25,626                -         25,626
                                                 --------           --------       --------         --------       --------
INCOME OF CONTINUING OPERATIONS,
 NET OF TAXES                                      38,437          (   5,821)        32,616                -         32,616
INCOME OF DISCONTINUED OPERATIONS,
 NET OF TAXES                                           -              5,821          5,821            6,171(e)      11,992
NET LOSS ON SALE OF DIRECT RESPONSE                     -          (  35,000)     (  35,000)               -      (  35,000)
                                                 --------           --------       --------         --------       --------
NET INCOME                                       $ 38,437          ($ 35,000)      $  3,437         $  6,171       $  9,608
                                                 ========           ========       ========         ========       ========
EARNINGS PER COMMON SHARE
 (Primary and fully diluted):
   CONTINUING OPERATIONS                            $2.12                             $1.80                           $1.80
   DISCONTINUED OPERATIONS                              -                               .32                             .66
   SALE OF DIRECT RESPONSE                              -                            ( 1.93)                         ( 1.93)
                                                    -----                             -----                           -----
   TOTAL EARNINGS PER COMMON SHARE                  $2.12                             $ .19                           $ .53
                                                    =====                             =====                           =====
AVERAGE SHARES FULLY DILUTED                       18,120                            18,120                          18,120

See Notes to Pro Forma Condensed Consolidated Information.



     NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The Pro Forma Financial Information has been prepared by Stanhome Inc. and is based upon assumptions deemed proper by it. The Pro Forma Financial Information presented herein is shown for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of Stanhome Inc., or of the financial position or results of operations of Stanhome Inc. that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

(a)  Reflects the cash received related to the sale of Hamilton Direct
     Response.

(b) Reflects the addition of a long-term escrow deposit related to the sale of Hamilton Direct Response.

(c) Reflects the repayment of the indebtedness of Hamilton Direct Response to Stanhome Inc.

(d)  Reflects the elimination of the net assets of Hamilton Direct
     Response.

(e) Reflects the elimination of the Hamilton Direct Response loss of discontinued operations, net of taxes.